UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 25, 2005

                          GS Mortgage Securities Corp.
      (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005, relating to the GSAMP Trust 2005-HE4, Mortgage Pass-Through
                         Certificates, Series 2005-HE4)
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             (Exact name of registrant as specified in its charter)

           Delaware               333-120274-32              13-3387389
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)
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  85 Broad Street, New York, New                               10004
               York
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 (Address of principal executive                             (Zip Code)
             offices)

Registrant's telephone number, including area code (212) 902-1000

                                 Not Applicable
================================================================================
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

            Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on September 9, 2005 is hereby amended and restated in its entirety because the Pooling and Servicing Agreement attached as an exhibit to the Registrant's Form 8-K was not the correct version of such agreement.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2005-HE4, Mortgage Pass-Through Certificates, Series 2005-HE4. On August 25, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, J.P. Morgan Trust Company, National Association, as custodian, Wells Fargo Bank, N.A., as custodian and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2005-HE4, Mortgage Pass-Through Certificates, Series 2005-HE4 (the "Certificates"), issued in twenty classes. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class R-1 Class R-2 and Class R-3 Certificates, with an aggregate initial class principal balance of $1,413,322,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of August 25, 2005, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements and Exhibits

            (c)   Exhibits

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.          Description
                  ------------------   -----------------------------------------
                  4                    Pooling and Servicing Agreement, dated as
                                       of August 1, 2005, by and among the
                                       Company, as depositor, JPMorgan Chase
                                       Bank, National Association, as servicer,
                                       J.P. Morgan Trust Company, National
                                       Association, as custodian, Wells Fargo
                                       Bank, N.A., as custodian and Deutsche
                                       Bank National Trust Company, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2005                  GS MORTGAGE SECURITIES CORP.



                                         By: /s/ Michelle Gill
                                            ------------------------------------
                                            Name:   Michelle Gill
                                            Title:  Vice President

                                INDEX TO EXHIBITS

Item 601(a)                                                          Paper (P)
of Regulation                                                      or Electronic
No.                 Description                                         (E)
-------------       -----------                                    -------------
4                   Pooling and Servicing Agreement,  dated as of        E
                    August 1, 2005, by and among the Company,  as
                    depositor,   JPMorgan  Chase  Bank,  National
                    Association,  as servicer,  J.P. Morgan Trust
                    Company, National Association,  as custodian,
                    Wells  Fargo Bank,  N.A.,  as  custodian  and
                    Deutsche Bank National Trust Company, as trustee.